Exhibit 10.2

                       LIST OF OMITTED SCHEDULES/EXHIBITS
                           TO STOCK PURCHASE AGREEMENT


     Except as otherwise indicated herein, the list identifies schedules and exhibits annexed to the Purchase Agreement but omitted from this filing. In accordance with Regulation S-X, Item 601, copies of any such schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.


Exhibit/Schedule        Brief Description


Exhibit 4.12            Employee Termination Agreements
Exhibit 4.13            Non-Competition Agreements
Exhibit 4.15            Sublease
Exhibit 4.17            "Jobe's" License Agreement
Exhibit 10.4            Opinion of Winston & Strawn
Exhibit 10.18           Indemnity Agreement
Exhibit 10.19           Lock-Up Agreement
Exhibit 11.4            Opinion of Tenzer Greenblatt LLP


Schedule 2.2A           Trial Closing Balance Sheet
Schedule 2.2B.          Adjustment to Cash Consideration
Schedule 4.7.1          Dividends
Schedule 4.17           Reel Easy Product Line
Schedule 5.1            Jurisdictions
Schedule 5.2            Capitalization/Liens
Schedule 5.3            Subsidiaries
Schedule 5.5            Noncontravention
Schedule 5.8            Properties
Schedule 5.11           Litigation
Schedule 5.13           Environmental Matters
Schedule 5.14           Intellectual Property
Schedule 5.16           Insurance
Schedule 5.17           Banks; Powers of Attorney
Schedule 5.18           Employee Arrangements
Schedule 5.20           Distributorship/Franchise Agreements
Schedule 5.21           Contracts
Schedule 5.22           Approvals and Consents
Schedule 5.23           Customers and Suppliers
Schedule 5.24           Business Practices